Prospectus Supplement

September 8, 2006

Morgan Stanley Institutional Fund, Inc.

The following disclosure is hereby added at the end of the fourth paragraph in the section of the Prospectus titled "Additional Risk Factors and Information – Derivatives and Other Investments":

The Portfolio may also enter into cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

The following disclosure is hereby added at the end of the third paragraph in the section of the Prospectus titled "Additional Risk Factors and Information – Risks of Derivatives":

For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Portfolio's securities are not denominated.

Supplement dated
September 8, 2006 to the Morgan Stanley
Institutional Fund, Inc.
Prospectus dated
April 28, 2006 of:

Emerging Markets Debt Portfolio

Please retain this supplement for future reference.

MSIFISPT 9/06